UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

_____________________________
FORM 8-K
 _____________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 24, 2026
 _____________________________
Medtronic plc
(Exact name of Registrant as Specified in its Charter)
  _____________________________

Ireland	1-36820	98-1183488
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Building Two
Parkmore Business Park West
Galway, Ireland
(Address of principal executive offices) (Zip Code)
+353 1 438-1700
(Registrant’s telephone number, including area code)

Not Applicable
Former name or former address, if changed since last report
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Ordinary shares, par value $0.0001 per share	MDT	New York Stock Exchange
1.125% Senior Notes due 2027	MDT/27	New York Stock Exchange
0.375% Senior Notes due 2028	MDT/28	New York Stock Exchange
3.000% Senior Notes due 2028	MDT/28A	New York Stock Exchange
3.650% Senior Notes due 2029	MDT/29	New York Stock Exchange
2.950% Senior Notes due 2030	MDT/30	New York Stock Exchange
1.625% Senior Notes due 2031	MDT/31	New York Stock Exchange
1.000% Senior Notes due 2031	MDT/31A	New York Stock Exchange
3.125% Senior Notes due 2031	MDT/31B	New York Stock Exchange
0.750% Senior Notes due 2032	MDT/32	New York Stock Exchange
3.375% Senior Notes due 2034	MDT/34	New York Stock Exchange
3.875% Senior Notes due 2036	MDT/36	New York Stock Exchange
2.250% Senior Notes due 2039	MDT/39A	New York Stock Exchange
1.500% Senior Notes due 2039	MDT/39B	New York Stock Exchange
1.375% Senior Notes due 2040	MDT/40A	New York Stock Exchange
4.150% Senior Notes due 2043	MDT/43A	New York Stock Exchange
4.200% Senior Notes due 2045	MDT/45	New York Stock Exchange
1.750% Senior Notes due 2049	MDT/49	New York Stock Exchange
1.625% Senior Notes due 2050	MDT/50	New York Stock Exchange
4.150% Senior Notes due 2053	MDT/53	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01.	Regulation FD Disclosure
On March 18, 2026, MiniMed Group, Inc. (MiniMed), a consolidated subsidiary of Medtronic plc (Company) announced that the U.S. Food and Drug Administration (FDA) has cleared the MiniMed Flex™, a next-generation discreet, smartphone-controlled insulin pump. The clearance of the MiniMed Flex by the FDA was several months earlier than anticipated, and will facilitate the earlier commercialization of this key MiniMed product.
The research and development of the MiniMed Flex was funded in part by affiliates of Blackstone Life Sciences Advisors L.L.C. (Blackstone). Under the research and development agreement between MiniMed and Blackstone, in exchange for funding the development of the MiniMed Flex, during the first two years following regulatory approval in the U.S. and commercial launch of the MiniMed Flex, Blackstone will earn the greater of: (i) mid-to-high single digit royalty percentage of applicable net sales, and (ii) specified minimum payments. MiniMed is expected to recognize a one-time charge of $157 million in the fourth quarter of fiscal year 2026 related to the series of future payments due to Blackstone, which is expected to result in an $0.08 per share impact to Medtronic’s consolidated results for the fourth quarter of fiscal year 2026, based on Medtronic’s 90% ownership interest in MiniMed. These arrangements are not expected to have an impact on Medtronic’s results for fiscal year 2027.
In addition, as previously disclosed during the Company’s Q3 earnings call, the timing of the March 9, 2026 closing of the initial public offering (IPO) of 10% of MiniMed is expected to result in dilution of approximately $0.02 per share to Medtronic shareholders for each month of the quarter following the IPO. This will result in an aggregate dilutive impact of $0.04 per share during the fourth quarter of fiscal year 2026, which ends on April 24, 2026.
As a result of the foregoing factors related to MiniMed that are expected to have an impact in the fourth quarter of fiscal year 2026, on March 24, 2026, Medtronic announced that it now expects non-GAAP earnings per share (EPS) for fiscal year 2026 to be in the range of $5.50 to $5.54, a revision from the Q3 earnings call EPS guidance of $5.62 to $5.66. The Company’s guidance for fiscal year 2027 of high single-digit EPS growth remains unchanged, and is based upon the prior guidance from the Q3 earnings call, prior to the MiniMed-related updates announced here.
Forward-Looking Statements Disclaimer
This filing contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, which are subject to risks and uncertainties, including risks related to Medtronic’s anticipated financial results for the fourth quarter of fiscal year 2026 and for fiscal year 2027. These risks and uncertainties are described in the Company’s periodic reports on file with the U.S. Securities and Exchange Commission including the most recent Annual Report on Form 10-K. In some cases, you can identify these statements by forward-looking words or expressions, such as "anticipate," "believe," "could," "estimate," "expect," "forecast," "intend," "looking ahead," "may," "plan," "possible," "potential," "project," "should," "going to," "will," and similar words or expressions, the negative or plural of such words or expressions and other comparable terminology. Actual results may differ materially from anticipated results. Medtronic does not undertake to update its forward-looking statements or any of the information contained in this filing, including to reflect future events or circumstances.
Non-GAAP financial measures
This presentation contains financial measures and guidance which are considered “non-GAAP” financial measures under applicable SEC rules and regulations. Medtronic management believes that non-GAAP financial measures provide information useful to investors in understanding the company’s underlying operational performance and trends and to facilitate comparisons with the performance of other companies in the med tech industry. Non-GAAP financial measures should be considered supplemental to and not a substitute for financial information prepared in accordance with U.S. generally accepted accounting principles (GAAP), and investors are cautioned that Medtronic may calculate non-GAAP financial measures in a way that is different from other companies. Management strongly encourages investors to review the company’s consolidated financial statements and publicly filed reports in their entirety.
Medtronic calculates forward-looking non-GAAP financial measures based on internal forecasts that omit certain amounts that would be included in GAAP financial measures. Forward-looking diluted non-GAAP EPS guidance excludes potential charges or gains that would be recorded as non-GAAP adjustments to earnings during the fiscal year. Medtronic does not attempt to provide reconciliations of forward-looking non-GAAP EPS guidance to projected GAAP EPS guidance because the combined impact and timing of recognition of these potential charges or gains is inherently uncertain and difficult to predict and is unavailable without unreasonable efforts. In addition, the company believes such reconciliations would imply a degree of precision and certainty that could be confusing to investors. Such items could have a substantial impact on GAAP measures of financial performance.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Medtronic plc

Date: March 24, 2026	By	/s/ Thierry Piéton
Thierry Piéton
Executive Vice President, Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

104	Cover Page Interactive Data File (embedded with the Inline XBRL document).